PSIE-1-399
PSIE-1-399X

                     Chase Vista International Equity Funds

                        Supplement Dated January 12, 2000
            Chase Vista Japan Fund, Chase Vista Southeast Asian Fund,
                     Chase Vista Latin American Equity Fund
                       Prospectus Dated February 26, 1999

In anticipation of their termination on March 30, 2000, the Chase Vista Japan Fund, Chase Vista Southeast Asian Fund and Chase Vista Latin American Equity Fund are closed to new investors effective immediately.

Since it will take some time to liquidate the securities held in the Funds in an orderly manner and in order to raise cash to meet anticipated shareholder redemptions, the Funds' managers will begin to convert the holdings to cash and cash equivalent instruments. The Funds' Investment Adviser will be responsible for all costs associated with the closing of the Funds and any extraordinary costs associated with converting the portfolios to cash.

Existing shareholders have been sent written notification of the anticipated termination. Any shareholder that has not redeemed his or her shares or exchanged such shares for those of another Chase Vista Fund by the effective closing date (3/30/00) will have their Fund shares converted to those of the Chase Vista 100% U.S. Treasury Securities Money Market Fund. The conversion will be calculated based on the relative net asset values per share for the Chase Vista Japan Fund, Chase Vista Southeast Asia Fund or Chase Vista Latin America Equity Fund, as the case may be, and the Chase Vista 100% U.S. Treasury Securities Money Market Fund.

Please note the Chase Vista International Equity Fund and the Chase Vista European Fund will remain open and will not be affected by this anticipated change.



                                                                     PSIE-36-100